UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2020

Endologix, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-28440	68-0328265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Musick, Irvine, CA 92618

(Address of Principal Executive Offices, including Zip Code)

(949) 595-7200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.

Other Events.

As previously reported, on July 5, 2020, Endologix, Inc. and certain of its affiliates (collectively, “Endologix”, the “Company” or the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (the “Chapter 11 Cases”) are jointly administered under the caption “In re: TriVascular Sales LLC, et. al., Case No. 20-31840-sgj11.”

On July 6, 2020, the Debtors filed the Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code [Docket No. 19], which was amended twice on August 3, 2020 [Docket Nos. 168 and 174]. On August 6, 2020, the Debtors commenced solicitation of votes accepting or rejecting the Debtors’ Second Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code [Docket No. 174] (the “Second Amended Plan”). After litigating several issues during the Chapter 11 Cases, (i) the Debtors, (ii) Deerfield Partners, L.P., Deerfield Private Design Fund III, L.P. and Deerfield Private Design Fund IV, L.P. (collectively, “Deerfield”), and (iii) the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases (the “Creditors’ Committee”) engaged in extensive negotiations to achieve a consensual plan. Those negotiations resulted in the settlement described in detail in the Stipulation and Agreed Order Resolving Plan Objections and Providing for a Consensual Plan of Reorganization Pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure [Docket No. 363] (the “Settlement Stipulation”) and incorporated in the Debtors’ Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code [Docket No. 364] (the “Third Amended Plan”).1 The Settlement Stipulation and/or Third Amended Plan provide, among other terms, as follows:

(i)	The GUC Distribution Amount is increased to $3.5 million;

(ii)

The Creditors’ Committee’s professional fees are capped at $2.25 million (the “Committee Professional Fee Cap”). Neither the Debtors nor Deerfield will object to professional fees and expenses sought by the Creditors’ Committee or its professionals in an amount less than or equal to the Committee Professional Fee Cap;

(iii)

The Creditors’ Committee withdraws all pending objections to the Plan and any related motions and will take proactive steps to support the Third Amended Plan, including by (i) issuing a public statement in a form reasonably acceptable to the Debtors and Deerfield encouraging all unsecured creditors to vote in favor of the Plan, and (ii) contacting creditors who previously voted against the Plan, or failed to vote, to encourage them to change their vote to accept the Plan and not “opt out” of the releases thereunder;

(iv)

The Debtors confirmed and represented that all Insurance Policies (which excludes directors and officers policies) are included as Assumed Contracts in the Plan Supplement. Consistent with the Plan and section 365 of the Bankruptcy Code, the Reorganized Debtors will assume the obligations and perform all related obligations thereunder, including but not limited to payment of all related premiums and applicable deductibles. Deerfield acknowledges the Reorganized Debtors’ assumption of such Insurance Policies; and

(v)	Each individual creditor reserved the right to object to any relief requested by the Debtors with respect to the estimation of any claim, whether for plan confirmation purposes or otherwise.

The Settlement Stipulation provides a more detailed description of the agreement reached among the Debtors, Deerfield and the Creditors’ Committee. The Settlement Stipulation was approved by the Bankruptcy Court on September 16, 2020 [Docket No. 391].

[1]	Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Third Amended Plan.

With the overwhelming support of the voting creditors, on September 16, 2020, the Bankruptcy Court entered an order [Docket No. 389] (the “Confirmation Order”) confirming the Third Amended Plan. The treatment of various stakeholders under the Third Amended Plan is set forth below:

Class	Claim	Status	Treatment
1	Other Secured Claims	Unimpaired

Except to the extent that a Holder of an Allowed Other Secured Claim agrees to less favorable treatment, in exchange for full and final satisfaction, settlement, release, and discharge of each Other Secured Claim, each Holder of an Allowed Other Secured Claim shall receive the following:

(i) payment in full in Cash equal to the amount of such Allowed Other Secured Claim;

(ii)  the Collateral securing its Allowed Other Secured Claim and payment of any interest required under section 506(b) of the Bankruptcy Code;

(iii)  Reinstatement of such Allowed Other Secured Claim; or

(iv) such other treatment rendering such Allowed Other Secured Claim Unimpaired.

2	First Lien Claims	Impaired	Except to the extent that a Holder of an Allowed First Lien Claim agrees to less favorable treatment, in exchange for full and final satisfaction, settlement, release, and discharge of each Allowed First Lien Claim, on the Effective Date, each Holder of an Allowed First Lien Secured Claim shall receive its Pro Rata share of the New Equity Interest Distribution.

3	Assumed Trade Claims	Impaired	Except to the extent that a Holder of an Allowed Assumed Trade Claim agrees to less favorable treatment, in exchange for full and final satisfaction, settlement, release, and discharge of each Allowed Assumed Trade Claim, on the Effective Date, each Holder of an Allowed Assumed Trade Claim shall receive its Modified Trade Contract.

4	General Unsecured Claims	Impaired	Except to the extent that a Holder of an Allowed General Unsecured Claim agrees to less favorable treatment, in exchange for full and final satisfaction, settlement, release, and discharge of each Allowed General Unsecured Claim, on the Effective Date, each Holder of an Allowed General Unsecured Claim shall receive its Pro Rata share of the GUC Distribution Amount.

5	Intercompany Claims	Unimpaired or Impaired	On the Effective Date, each Intercompany Claim shall be, at the option of the Reorganized Debtors: (a) Reinstated; or (b) cancelled, in which case, no distribution shall be made on account of such Claim.

6	Existing Equity Interests	Impaired	On the Effective Date, all Existing Equity Interests in the Debtors, and claims arising therefrom or related thereto, shall be cancelled, released and extinguished, and Holders of such Existing Equity Interests will receive no distribution under the Plan.

The Debtors anticipate that the Third Amended Plan will become effective on or around October 1, 2020. On the Effective Date, Reorganized Endologix shall issue or cause to be issued all of the New Equity Interests to one or more of the Deerfield entities in accordance with the Third Amended Plan. On or following the Effective Date, Reorganized Endologix will be converted to a limited liability company.

The descriptions herein of the Settlement Stipulation, Third Amended Plan, and Confirmation Order do not purport to be complete and are qualified in their entirety by reference to the full text of the Settlement Stipulation, Third Amended Plan and Confirmation Order set forth in Exhibits 2.1 and 2.2 to this Current Report on Form 8-K (the Third Amended Plan is attached to the Confirmation Order as Exhibit A).

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements, which are based on the Company’s current expectations, estimates, and projections about the businesses and prospects of the Company and its subsidiaries, as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stipulation and Agreed Order Resolving Plan Objections and Providing for a Consensual Plan of Reorganization Pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure [Docket No. 363]

2.2	Order of the Bankruptcy Court, dated September 16, 2020, confirming the Debtors’ Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code [Docket No. 389]

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endologix, Inc.

Date: September 22, 2020	By:	/s/ John Onopchenko
Name: John Onopchenko
Title: Chief Executive Officer